Exhibit 10.12

Rate Schedule TF-1 Service Agreement

Contract No. 100002

THIS SERVICE AGREEMENT (Agreement) restates the Service Agreement made and entered into on July 31, 1991, by and between Northwest Pipeline Corporation (Transporter) and Cascade Natural Gas Corporation (Shipper). WHEREAS:

A                Pursuant to Section 11.4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff, Transporter and Shipper desire to restate the Service Agreement dated July 31, 1991 (Contract #100002), as previously restated on October 18, 2005May 16, 2006, in the format of Northwest’s currently effective Form of Service Agreement and to make certain additional non-substantive changes, while preserving all pre-existing, substantive contractual rights.

B                 Transporter and Shipper desire to amend the Agreement to remove the La Maquina receipt point and reallocate 1,000 Dth/day of MDQ from the La Maquina receipt point to the Blanco receipt point.

THEREFORE, in consideration of the premises and mutual covenants set forth herein, Transporter and Shipper agree as follows:

1.    Tariff Incorporation.   Rate Schedule TF-1 and the General Terms and Conditions (GT&C) that apply to Rate Schedule TF-1, as such may be revised from time to time in Transporter’s FERC Gas Tariff (Tariff), are incorporated by reference as part of this Agreement, except to the extent that any provisions thereof may be modified by non-conforming provisions herein.

2.    Transportation Service.   Subject to the terms and conditions that apply to service under this Agreement, Transporter agrees to receive, transport and deliver natural gas for Shipper, on a firm basis. The Transportation Contract Demand, the Maximum Daily Quantity at each Primary Receipt Point, and the Maximum Daily Delivery Obligation at each Primary Delivery Point are set forth on Exhibit A. If contract-specific OFO parameters are set forth on Exhibit A, whenever Transporter requests during the specified time period, Shipper agrees to flow gas as requested by Transporter, up to the specified volume through the specified transportation corridor.

3.    Transportation Rates.   Shipper agrees to pay Transporter for all services rendered under this Agreement at the rates set forth or referenced herein. Reservation charges apply to the Contract Demand set forth on Exhibit A. The maximum currently effective rates (Recourse Rates) set forth in the Statement of Rates in the Tariff, as revised from time to time, that apply to the Rate Schedule TF-1 customer category identified on Exhibit A, will apply to service hereunder unless and to the extent that discounted Recourse Rates or awarded capacity release rates apply as set forth on Exhibit A or negotiated rates apply as set forth on Exhibit D. Additionally, if applicable under Section 21 of the GT&C, Shipper agrees to pay Transporter a facility reimbursement charge as set forth on Exhibit C.

4.    Transportation Term.   This Agreement becomes effective on the date first set forth above. The primary term begin date for the transportation service hereunder is set forth on Exhibit A. This Agreement will remain in full force and effect through the primary term end date set forth on Exhibit A and, if Exhibit A indicates that an evergreen provision applies, through the established evergreen rollover periods thereafter until terminated in accordance with the notice requirements under the applicable evergreen provision.

5.    Non-Conforming Provisions.   All aspects in which this Agreement deviates from the Tariff, if any, are set forth as non-conforming provisions on Exhibit B. If Exhibit B includes any material non-conforming provisions, Transporter will file the Agreement with the Federal Energy Regulatory Commission (Commission) and the effectiveness of such non-conforming provisions will be subject to the Commission acceptance of Transporter’s filing of the non-conforming Agreement.

6.    Capacity Release.   If Shipper is a temporary capacity release Replacement Shipper, any capacity release conditions, including recall rights, are set forth on Exhibit A.

7.    Exhibit Incorporation.   Exhibit A is attached hereto and incorporated as part of this Agreement. If Exhibits B, C and/or D apply, as noted on Exhibit A to this Agreement, then such Exhibits also are attached hereto and incorporated as part of this Agreement.

8.    Regulatory Authorization.   Transportation service under this Agreement is authorized pursuant to the Commission regulations set forth on Exhibit A.

9.    Superseded Agreements.   When this Agreement takes effect, it supersedes, cancels and terminates the following agreement(s): Restated Firm Transportation Agreement dated July 31, 1991.

IN WITNESS WHEREOF, Transporter and Shipper have executed this Restated Agreement on May 16, 2006.

CASCADE NATURAL GAS CORPORATION		NORTHWEST PIPELINE CORPORATION
By:	/s/	By:	/s/
Name: JON STOLTZ		Name: JANE F HARRISON
Title: SR. VP, REGULATORY & GAS MGMT		Title: MANAGER NWP MARKETING SERVICES

EXHIBIT A
(Dated May 16, 2006, Effective May 16, 2006)
to the
Rate Schedule TF-1 Service Agreement
(Contract No. 100002)
between Northwest Pipeline Corporation
and Cascade Natural Gas Corporation

SERVICE DETAILS

1.                 Transportation Contract Demand (CD): 206,123 Dth per day

2.                 Primary Receipt Point(s):

Point ID	Name	Maximum Daily Quantities (Dth)
4	IGNACIO PLANT	18892
20	CUTTHROAT	2084
30	LISBON RECEIPT	2781
75	CLAY BASIN RECEIPT	554
80	GREEN RIVER GATHERING	16739
187	STANFIELD RECEIPT	1000
297	SUMAS RECEIPT	89391
401	STARR ROAD RECEIPT	27055
534	PAINTER N.R.U. RECEIPT	763
541	SHUTE CREEK PLANT RECEIPT	5000
543	OPAL PLANT	26869
554	BLANCO RECEIPT	11000
669	HATCH GULCH	3995
	Total	206123

3.                 Primary Delivery Point(s):

Point ID	Name	Maximum Daily Delivery Obligation (Dth)	Delivery Pressure (psig)
170	NYSSA-ONTARIO	8125	400
171	HUNTINGTON	200	150
175	BAKER	5922	150
184	MISSION TAP	133	150
185	PENDLETON	8487	300
188	STANFIELD DELIVERY	13840	150
190	HERMISTON	7845	200
192	UMATILLA	5760	250
198	PATTERSON	1000	150
223	WOODLAND	920	150
225	KALAMA	200	150
227	LONGVIEW-KELSO	38400	400
230	CASTLE ROCK	220	150
279	ARLINGTON	2480	200
283	MOUNT VERNON	5000	300
284	SEDRO/WOOLLEY	24386	500
285	ACME	90	150
286	DEMING	210	150
288	LAWRENCE	100	150

289	LYNDEN	1740	240
290	BELLINGHAM II	37500	500
293	SUMAS CITY OF	280	150
367	PLYMOUTH	2500	400
369	KENNEWICK	8424	300
370	RICHLAND	471	150
371	PASCO	3850	150
373	BURBANK HEIGHTS	7800	400
411	MENAN STARCH	43	150
412	MOSES LAKE	27320	300
414	OTHELLO	4825	300
427	PROSSER	3116	300
428	YAKIMA CHIEF FARMS	50	150
430	GRANDVIEW	3200	175
433	SUNNYSIDE	2802	200
435	ZILLAH (TOPPENISH)	6586	300
437	MOXEE CITY	100	250
439	YAKIMA/UNION GAP	17098	350
440	YAKIMA FIRING CENTER	302	150
441	SELAH	2000	200
443	QUINCY	1770	250
444	ALCOA WENATCHEE	2860	150
445	KAWECKI	382	150
446	WENATCHEE	8740	225
469	KALAMA #2	3900	400
471	A&M RENDERING	100	150
472	BELLINGHAM (FERNDALE)	17500	300
479	OAK HARBOR/STANWOOD	3470	400
486	BREMERTON (SHELTON)	7102	375
487	ABERDEEN/HOQUIAM/MCCLEARY	4400	375
488	CITY OF FINLEY	430	300
489	SANDVIK	540	150
518	ATHENA	1150	150
519	MILTON-FREEWATER	1040	150
520	WALLA WALLA	11830	250
	Total	318539

4.                 Customer Category:

a.      Large Customer

b.     Incremental Expansion Customer: No

5.                 Recourse or Discounted Recourse Transportation Rates:

a.      Reservation Charge (per Dth of CD):

Maximum Base Tariff Rate, plus applicable surcharges

b.     Volumetric Charge (per Dth):

Maximum Base Tariff Rate, plus applicable surcharges

c.                 Additional Facility Reservation Surcharge Pursuant to Section 3.4 of Rate Schedule TF-1 (per Dth of CD):

None

d.                Rate Discount Conditions Consistent with Section 3.5 of Rate Schedule TF-1:

Not Applicable

6.                 Transportation Term:

a.                 Primary Term Begin Date:

November 01, 1992

b.                Primary Term End Date:

April 30, 2015

c.                 Evergreen Provision:

Yes, grandfathered unilateral evergreen under Section 12.3 of Rate Schedule TF-1

7.                 Contract-Specific OFO Parameters: None.

8.                 Regulatory Authorization: 18 CFR 284.223

9.                 Additional Exhibits:

Exhibit B Yes, dated October 18, 2005

Exhibit C No

Exhibit D No

EXHIBIT B
(Dated October 18, 2005,
Effective October 18, 2005)
to the
Rate Schedule TF-1 Service Agreement
(Contract No. 100002)
between Northwest Pipeline Corporation
and Cascade Natural Gas Corporation

NON-CONFORMING PROVISIONS

1.                 Primary Delivery Points

The following provision clarifying the pressure obligation at the Moses Lake delivery point originally was added to the Agreement by amendment dated April 1, 1998, as discussed in Transporter’s prior notice application for new Moses Lake delivery facilities filed with the Commission in Docket No. CP98-372 and approved effective June 16, 1998:

In the event the hourly rate at the Moses Lake delivery point exceeds 1,207 Dth during that gas flow day, the delivery pressure of 300 psig will not apply.